Liabilities Presented at Fair Value	9 Months Ended
Sep. 30, 2021
Disclosure of fair value measurement [text block] [Abstract]
LIABILITIES PRESENTED AT FAIR VALUE

NOTE 4:- LIABILITIES PRESENTED AT FAIR VALUE

a.	Warrants to purchase Company’s shares:

The Company measured the fair value of the warrants by using the Option Pricing Method utilized in a Black- Scholes simulation model. The option-pricing model requires a number of assumptions, of which the most significant are the expected stock price volatility and the expected time until liquidation. Expected volatility was calculated based upon historical volatilities of similar entities in the related sector index. The expected time until liquidation is the maximum contractual term of the warrants. The risk-free interest rate is based on the yield from U.S. treasury bonds with an equivalent term. The Company has historically not paid dividends and has no foreseeable plans to pay dividends.

	September 30,		December 31,
	2021	2020	2020
	Unaudited

Risk-free interest rate	0.1%	0.1%	0.1%
Expected volatility	63%	74%	76%
Expected life (in years)	0.75	1.75	1.5
Expected dividend yield	0	0	0

b.	Changes in the fair value of warrants classified as Level 3 in the fair value hierarchy:

Fair value of financial derivatives

Balance as of January 1, 2021	$12,043
Revaluation of financial derivatives	(11,257)

Balance as of September 30, 2021 (unaudited)	$786

As of September 30, 2021, the fair value of the warrants at the amount of $786 is presented in accrued expenses and other payables due to maturity in July 2022.